Exhibit 99.2
REVISED
SUPPLEMENTAL 2005 FINANCIAL INFORMATION

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Executive Summary of Revisions to Financial Disclosure
Effective January 1, 2006, JPMorgan Chase & Co. (JPM) has enhanced certain of its financial disclosures to reflect more closely the manner in which JPM’s business segments are being managed and to provide improved comparability with competitors. These financial disclosure revisions will be reflected in JPM’s first quarter 2006 financial results and are described below. In order to assist the reader in understanding the effects of these disclosure changes, the accompanying financial information presents, on a supplemental basis, 2005 financial information on both a quarterly and full year basis as if the described financial disclosure changes had been in effect throughout 2005.
Reported versus Operating Basis Changes

■	Presentation of “operating earnings” that excluded merger costs and material litigation reserve charges and recoveries has been eliminated. These items had been previously excluded from operating results because they were deemed non-recurring; and they are now included in the Corporate business segment’s results.
Managed Basis Disclosures

■	JPM will continue to provide managed basis disclosure, which excludes the impact of credit card securitizations and reflects tax-equivalent adjustments. This presentation results in reclassifications of certain line items in the consolidated statements of income, but it does not change reported net income.

■	Trading-related net interest income will no longer be reclassified from net interest income to trading revenue.
GAAP Disclosure—Principal Transactions

■	Principal transactions is a new caption in the consolidated financial statements which combines Trading revenue, primarily in the Investment Bank, and Private equity gains (losses), primarily in the Private Equity business of Corporate.
Business Segment Disclosures1

■	Retail Financial Services has been reorganized into the following business segments: Regional Banking, Mortgage Banking and Auto Finance. The chart on the following page provides an overview of the new Retail businesses.

■	Treasury & Securities Services (TSS), as previously announced, has been reorganized by combining the Investor Services and Institutional Trust Services businesses into a single business called, Worldwide Securities Services. Also, TSS firmwide disclosures have been adjusted to reflect a refined set of TSS products and a revised split of liability balances and lending-related revenue related to the client transfers described below.

■	Various wholesale banking clients, together with the related revenue and expense, have been transferred between Commercial Banking (CB), the Investment Bank (IB) and TSS. The primary client transfer was corporate mortgage finance from CB to IB.

■	Commercial Banking’s business metrics will now include gross investment banking revenue, which reflects revenue recorded in both Commercial Banking and the Investment Bank.

■	Corporate’s disclosure has been expanded to include net revenue and net income for Treasury and Other Corporate segments.

■	Certain expenses that are managed by the business segments, but that had been previously recorded in Corporate and allocated to the businesses, are now recorded as direct expenses within the businesses.

1.	No changes have been made to the business segment disclosures to reflect JPM’s April 8, 2006 announcement of an agreement to sell its corporate trust business to The Bank of New York Company.

JPMORGAN CHASE & CO.
Reorganization of the Retail Financial Services Business
2005 versus 2006

(1)	On February 7, 2006, JPMorgan Chase announced an agreement to sell its life insurance and annuity underwriting businesses to Protective Life Corporation. The sale is expected to close in the third quarter of 2006.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$13,678	$14,465	$12,743	$13,647	$54,533
Provision for Credit Losses (a)	1,224	1,245	587	427	3,483
Noninterest Expense	8,535	9,464	10,899	9,937	38,835
Net Income	2,698	2,527	994	2,264	8,483

Per Common Share:
Net Income Per Share — Basic	$0.78	$0.72	$0.28	$0.64	$2.43
Net Income Per Share — Diluted	0.76	0.71	0.28	0.63	2.38
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	1.36
Book Value Per Share	30.71	30.26	29.95	29.78	30.71
Closing Share Price	39.69	33.93	35.32	34.60	39.69

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,563.9	3,547.7	3,548.3	3,569.8	3,557.3
Common Shares Outstanding at Period-end	3,486.7	3,503.4	3,514.0	3,525.3	3,486.7

SELECTED RATIOS:
Return on Common Equity (“ROE”) (b)	10%	9%	4%	9%	8%
Return on Equity-Goodwill (“ROE-GW”) (b) (c)	17	16	6	15	14
Return on Assets (“ROA”) (b) (d)	0.89	0.84	0.34	0.79	0.72
Tier 1 Capital Ratio	8.5	8.2	8.2	8.6
Total Capital Ratio	12.0	11.3	11.3	11.9

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,198,942
Wholesale Loans	150,111	151,591	149,588	137,401	150,111
Consumer Loans	269,037	268,913	266,437	265,268	269,037
Deposits	554,991	535,123	534,640	531,379	554,991
Common Stockholders’ Equity	107,072	105,996	105,246	105,001	107,072

Headcount	168,847	168,955	168,708	164,381	168,847

LINE OF BUSINESS EARNINGS
Investment Bank	$667	$1,068	$611	$1,328	$3,674
Retail Financial Services	803	656	980	988	3,427
Card Services	302	541	542	522	1,907
Commercial Banking	279	284	157	231	951
Treasury & Securities Services	307	277	242	254	1,080
Asset & Wealth Management	342	315	283	276	1,216
Corporate (e)	(2)	(614)	(1,821)	(1,335)	(3,772)

Net Income	$2,698	$2,527	$994	$2,264	$8,483

EXCLUDING IMPACT OF MERGER COSTS (f)
Net Income	$2,698	$2,527	$994	$2,264	$8,483
Less Merger Costs (after-tax) (g)	48	137	173	90	448

Earnings Excluding Merger Costs	$2,746	$2,664	$1,167	$2,354	$8,931

(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina.

(b)	Based on annualized amounts.

(c)	Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate comparisons to competitors.

(d)	Represents Net income divided by Total average assets.

(e)	Includes the after-tax impact of litigation reserve and merger costs. See Corporate for additional details.

(f)	Net income excluding the impact of merger costs is a non-GAAP financial measure. JPMorgan Chase believes merger costs are not part of its normal business operations, and therefore not indicative of trends as they do not provide meaningful comparisons with other periods.

(g)	Merger Costs are included within Corporate.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
REVENUE
Investment Banking Fees	$1,145	$989	$961	$993	$4,088
Principal Transactions	1,423	2,886	724	2,636	7,669
Lending & Deposit Related Fees	853	865	851	820	3,389
Asset Management, Administration and Commissions	2,723	2,628	2,541	2,498	10,390
Securities Gains (Losses)	(540)	(44)	70	(822)	(1,336)
Mortgage Fees and Related Income	155	201	336	362	1,054
Credit Card Income	1,402	1,855	1,763	1,734	6,754
Other Income	1,764	233	496	201	2,694

Noninterest Revenue	8,925	9,613	7,742	8,422	34,702

Interest Income	12,184	11,435	10,949	10,632	45,200
Interest Expense	7,431	6,583	5,948	5,407	25,369

Net Interest Income	4,753	4,852	5,001	5,225	19,831

TOTAL NET REVENUE	13,678	14,465	12,743	13,647	54,533

Provision for Credit Losses (a)	1,224	1,245	587	427	3,483

NONINTEREST EXPENSE
Compensation Expense	4,286	5,001	4,266	4,702	18,255
Occupancy Expense	645	549	580	525	2,299
Technology and Communications Expense	909	899	896	920	3,624
Professional & Outside Services	1,002	1,018	1,130	1,074	4,224
Marketing	385	512	537	483	1,917
Other Expense (b)	856	882	2,826	1,705	6,269
Amortization of Intangibles	375	382	385	383	1,525
Merger Costs	77	221	279	145	722

TOTAL NONINTEREST EXPENSE	8,535	9,464	10,899	9,937	38,835

Income before Income Tax Expense	3,919	3,756	1,257	3,283	12,215
Income Tax Expense	1,221	1,229	263	1,019	3,732

NET INCOME	$2,698	$2,527	$994	$2,264	$8,483

DILUTED EARNINGS PER SHARE	$0.76	$0.71	$0.28	$0.63	$2.38

EXCLUDING IMPACT OF MERGER COSTS
Net Income	$2,698	$2,527	$994	$2,264	$8,483
Less Merger Costs (after-tax)	48	137	173	90	448

Earnings Excluding Merger Costs	$2,746	$2,664	$1,167	$2,354	$8,931

Diluted Per Share:
Net Income	$0.76	$0.71	$0.28	$0.63	$2.38
Less Merger Costs (after-tax)	0.01	0.04	0.05	0.03	0.13

Earnings Excluding Merger Costs	$0.77	$0.75	$0.33	$0.66	$2.51

FINANCIAL RATIOS
ROE	10%	9%	4%	9%	8%
ROE-GW	17	16	6	15	14
ROA	0.89	0.84	0.34	0.79	0.72
Effective Income Tax Rate	31	33	21	31	31
Overhead Ratio	62	65	86	73	71

(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	Includes a litigation reserve recovery of ($208) million in the fourth quarter of 2005, litigation reserve charges of $1,872 million in the second quarter of 2005, $900 million in the first quarter of 2005, and $2,564 million in the full year 2005.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2005	2005	2005	2005	2004
ASSETS
Cash and Due from Banks	$36,670	$33,036	$35,092	$37,593	$35,168
Deposits with Banks	21,661	14,337	9,080	14,331	21,680
Federal Funds Sold and Securities Purchased under Resale Agreements	133,981	122,876	130,785	132,751	101,354
Securities Borrowed	74,604	64,381	58,457	53,174	47,428
Trading Assets:
Debt and Equity Instruments	248,590	250,171	235,803	230,725	222,832
Derivative Receivables	49,787	54,389	55,015	60,388	65,982
Securities	47,600	68,697	58,573	75,251	94,512
Interests in Purchased Receivables	29,740	28,766	27,887	28,484	31,722
Loans (Net of Allowance for Loan Losses)	412,058	413,284	409,231	395,734	394,794
Private Equity Investments	6,374	6,081	6,488	7,333	7,735
Accrued Interest and Accounts Receivable	22,421	28,872	24,245	21,098	21,409
Premises and Equipment	9,081	9,297	9,354	9,344	9,145
Goodwill	43,621	43,555	43,537	43,440	43,203
Other Intangible Assets:
Mortgage Servicing Rights	6,452	6,057	5,026	5,663	5,080
Purchased Credit Card Relationships	3,275	3,352	3,528	3,703	3,878
All Other Intangibles	4,832	5,139	5,319	5,514	5,726
Other Assets	48,195	50,743	53,863	53,779	45,600

TOTAL ASSETS	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,157,248

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$135,599	$134,129	$138,025	$130,533	$129,257
Interest-Bearing	287,774	267,288	263,952	271,592	261,673
Non-U.S. Offices:
Noninterest-Bearing	7,476	6,723	7,289	6,669	6,931
Interest-Bearing	124,142	126,983	125,374	122,585	123,595

Total Deposits	554,991	535,123	534,640	531,379	521,456
Federal Funds Purchased and Securities Sold under Repurchase Agreements	125,925	143,404	137,350	137,062	127,787
Commercial Paper	13,863	16,166	12,842	13,063	12,605
Other Borrowed Funds	10,479	15,400	12,716	10,124	9,039
Trading Liabilities:
Debt and Equity Instruments	94,157	99,163	83,011	96,090	87,942
Derivative Payables	51,773	53,329	51,269	57,626	63,265
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	78,460	74,698	77,064	72,183	75,722
Beneficial Interests Issued by Consolidated VIEs	42,197	46,140	43,826	44,827	48,061
Long-Term Debt	108,357	101,853	101,182	99,329	95,422
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,529	11,622	11,998	11,282	10,296

TOTAL LIABILITIES	1,091,731	1,096,898	1,065,898	1,072,965	1,051,595

STOCKHOLDERS’ EQUITY
Preferred Stock	139	139	139	339	339
Common Stock	3,618	3,608	3,604	3,598	3,585
Capital Surplus	74,994	74,396	73,911	73,394	72,801
Retained Earnings	33,848	32,350	31,032	31,253	30,209
Accumulated Other Comprehensive Income (Loss)	(626)	(602)	(61)	(623)	(208)
Treasury Stock, at Cost	(4,762)	(3,756)	(3,240)	(2,621)	(1,073)

TOTAL STOCKHOLDERS’ EQUITY	107,211	106,135	105,385	105,340	105,653

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,157,248

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
AVERAGE BALANCES
ASSETS
Deposits with Banks	$15,584	$11,388	$18,646	$15,232	$15,203
Federal Funds Sold and Securities Purchased under Resale Agreements	152,324	146,048	139,864	121,189	139,957
Securities Borrowed	72,359	66,817	60,207	52,449	63,023
Trading Assets — Debt Instruments	181,178	189,198	193,660	187,669	187,912
Securities	60,670	65,192	67,705	93,438	71,644
Interests in Purchased Receivables	28,338	27,905	28,082	29,277	28,397
Loans	421,651	415,676	404,318	398,494	410,114

Total Interest-Earning Assets	932,104	922,224	912,482	897,748	916,250
Trading Assets — Equity Instruments	56,970	53,025	43,935	43,717	49,458
All Other Noninterest-Earning Assets	215,710	220,796	219,616	221,353	219,358

TOTAL ASSETS	$1,204,784	$1,196,045	$1,176,033	$1,162,818	$1,185,066

LIABILITIES
Interest-Bearing Deposits	$401,531	$398,059	$394,455	$388,355	$395,643
Federal Funds Purchased and Securities Sold under Repurchase Agreements	149,428	160,967	158,268	151,335	155,010
Commercial Paper	17,393	15,188	12,496	12,665	14,450
Other Borrowings (a)	116,284	111,010	98,936	98,259	106,186
Beneficial Interests Issued by Consolidated VIEs	45,284	44,381	43,743	45,294	44,675
Long-Term Debt	117,597	111,921	111,858	108,004	112,370

Total Interest-Bearing Liabilities	847,517	841,526	819,756	803,912	828,334
Noninterest-Bearing Liabilities	251,203	248,899	250,792	253,222	251,018

TOTAL LIABILITIES	1,098,720	1,090,425	1,070,548	1,057,134	1,079,352

Preferred Stock	139	139	216	339	207
Common Stockholders’ Equity	105,925	105,481	105,269	105,345	105,507

TOTAL STOCKHOLDERS’ EQUITY	106,064	105,620	105,485	105,684	105,714

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,204,784	$1,196,045	$1,176,033	$1,162,818	$1,185,066

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	5.29%	4.48%	4.08%	4.11%	4.48%
Federal Funds Sold and Securities Purchased under Resale Agreements	3.55	2.97	2.70	2.43	2.95
Securities Borrowed	1.75	1.78	2.08	1.71	1.83
Trading Assets — Debt Instruments	5.07	4.79	5.06	4.89	4.96
Securities	5.00	4.56	3.77	4.93	4.59
Interests in Purchased Receivables	3.97	3.52	3.08	2.58	3.29
Loans	6.57	6.39	6.24	6.11	6.33
Total Interest-Earning Assets	5.21	4.95	4.85	4.83	4.96

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	3.19	2.71	2.39	2.09	2.60
Federal Funds Purchased and Securities Sold under Repurchase Agreements	3.04	2.80	2.69	2.48	2.75
Commercial Paper	3.40	3.13	2.42	2.00	2.81
Other Borrowings (a)	4.44	4.33	4.56	5.06	4.58
Beneficial Interests Issued by Consolidated VIEs	3.66	3.25	2.92	2.44	3.07
Long-Term Debt	4.01	3.65	3.64	3.47	3.70
Total Interest-Bearing Liabilities	3.48	3.10	2.91	2.73	3.06

INTEREST RATE SPREAD	1.73%	1.85%	1.94%	2.10%	1.90%

NET YIELD ON INTEREST-EARNING ASSETS	2.05%	2.12%	2.24%	2.39%	2.19%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.50%	2.61%	2.76%	2.95%	2.70%

(a)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” That presentation provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of those reclassifications are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 33.

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
CREDIT CARD INCOME
Credit Card Income — Reported	$1,402	$1,855	$1,763	$1,734	$6,754
Impact of:
Credit Card Securitizations	(442)	(733)	(728)	(815)	(2,718)

Credit Card Income — Managed	$960	$1,122	$1,035	$919	$4,036

OTHER INCOME
Other Income — Reported	$1,764	$233	$496	$201	$2,694
Impact of:
Tax Equivalent Adjustments	158	155	143	115	571

Other Income — Managed	$1,922	$388	$639	$316	$3,265

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue — Reported	$8,925	$9,613	$7,742	$8,422	$34,702
Impact of:
Credit Card Securitizations	(442)	(733)	(728)	(815)	(2,718)
Tax Equivalent Adjustments	158	155	143	115	571

Total Noninterest Revenue — Managed	$8,641	$9,035	$7,157	$7,722	$32,555

NET INTEREST INCOME
Net Interest Income — Reported	$4,753	$4,852	$5,001	$5,225	$19,831
Impact of:
Credit Card Securitizations	1,504	1,600	1,658	1,732	6,494
Tax Equivalent Adjustments	57	67	84	61	269

Net Interest Income — Managed	$6,314	$6,519	$6,743	$7,018	$26,594

TOTAL NET REVENUE
Total Net Revenue — Reported	$13,678	$14,465	$12,743	$13,647	$54,533
Impact of:
Credit Card Securitizations	1,062	867	930	917	3,776
Tax Equivalent Adjustments	215	222	227	176	840

Total Net Revenue — Managed	$14,955	$15,554	$13,900	$14,740	$59,149

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$1,224	$1,245	$587	$427	$3,483
Impact of:
Credit Card Securitizations	1,062	867	930	917	3,776

Provision for Credit Losses — Managed	$2,286	$2,112	$1,517	$1,344	$7,259

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,221	$1,229	$263	$1,019	$3,732
Impact of:
Tax Equivalent Adjustments	215	222	227	176	840

Income Tax Expense — Managed	$1,436	$1,451	$490	$1,195	$4,572

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
NET REVENUE
Investment Bank	$3,195	$4,471	$2,760	$4,187	$14,613
Retail Financial Services	3,594	3,590	3,799	3,847	14,830
Card Services	3,721	3,980	3,886	3,779	15,366
Commercial Banking	916	877	868	827	3,488
Treasury & Securities Services	1,628	1,578	1,610	1,498	6,314
Asset & Wealth Management	1,511	1,449	1,343	1,361	5,664
Corporate	390	(391)	(366)	(759)	(1,126)

TOTAL NET REVENUE	$14,955	$15,554	$13,900	$14,740	$59,149

NET INCOME
Investment Bank	$667	$1,068	$611	$1,328	$3,674
Retail Financial Services	803	656	980	988	3,427
Card Services	302	541	542	522	1,907
Commercial Banking	279	284	157	231	951
Treasury & Securities Services	307	277	242	254	1,080
Asset & Wealth Management	342	315	283	276	1,216
Corporate (a)	(2)	(614)	(1,821)	(1,335)	(3,772)

TOTAL NET INCOME	$2,698	$2,527	$994	$2,264	$8,483

AVERAGE EQUITY (b)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000
Retail Financial Services	13,700	13,475	13,250	13,100	13,383
Card Services	11,800	11,800	11,800	11,800	11,800
Commercial Banking	3,400	3,400	3,400	3,400	3,400
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,400
Corporate (c)	52,725	52,506	52,519	52,745	52,624

TOTAL AVERAGE EQUITY	$105,925	$105,481	$105,269	$105,345	$105,507

RETURN ON EQUITY (b)
Investment Bank	13%	21%	12%	27%	18%
Retail Financial Services	23	19	30	31	26
Card Services	10	18	18	18	16
Commercial Banking	33	33	19	28	28
Treasury & Securities Services	64	58	51	54	57
Asset & Wealth Management	57	52	47	47	51

(a)	Includes the after-tax impact of litigation reserve and merger costs. See Corporate for additional details.

(b)	The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, goodwill, as well as the associated capital, is only allocated to the Corporate line of business.

(c)	All goodwill is allocated to the Corporate line of business.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,161	$985	$965	$985	$4,096
Principal Transactions	1,163	2,594	427	1,875	6,059
Lending & Deposit Related Fees	143	148	146	157	594
Asset Management, Administration and Commissions	460	445	413	409	1,727
All Other Income	115	40	252	127	534

Noninterest Revenue	3,042	4,212	2,203	3,553	13,010
Net Interest Income	153	259	557	634	1,603

TOTAL NET REVENUE (a)	3,195	4,471	2,760	4,187	14,613

Provision for Credit Losses	(83)	(46)	(343)	(366)	(838)
Credit Reimbursement from TSS (b)	40	38	38	38	154

NONINTEREST EXPENSE
Compensation Expense	1,096	1,885	1,193	1,618	5,792
Noncompensation Expense	1,067	992	988	909	3,956

TOTAL NONINTEREST EXPENSE	2,163	2,877	2,181	2,527	9,748

Income Before Income Tax Expense	1,155	1,678	960	2,064	5,857
Income Tax Expense	488	610	349	736	2,183

NET INCOME	$667	$1,068	$611	$1,328	$3,674

FINANCIAL RATIOS
ROE	13%	21%	12%	27%	18%
ROA	0.43	0.69	0.41	0.95	0.61
Overhead Ratio	68	64	79	60	67
Compensation Expense as a % of Total Net Revenue	34	42	43	39	40

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$341	$300	$359	$263	$1,263
Equity Underwriting	311	210	104	239	864
Debt Underwriting	509	475	502	483	1,969

Total Investment Banking Fees	1,161	985	965	985	4,096
Fixed Income Markets	1,112	2,441	1,428	2,296	7,277
Equities Markets	458	713	72	556	1,799
Credit Portfolio	464	332	295	350	1,441

Total Net Revenue	$3,195	$4,471	$2,760	$4,187	$14,613

REVENUE BY REGION
Americas	$1,484	$2,700	$1,843	$2,231	$8,258
Europe/Middle East/Africa	1,266	1,272	554	1,535	4,627
Asia/Pacific	445	499	363	421	1,728

Total Net Revenue	$3,195	$4,471	$2,760	$4,187	$14,613

(a)	Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $191 million, $200 million, $206 million, and $155 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. The full year tax-equivalent adjustment for 2005 was $752 million.

(b)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$618,171	$617,717	$594,186	$568,222	$599,761
Trading Assets — Debt and Equity Instruments	232,032	234,722	232,980	225,367	231,303
Trading Assets — Derivative Receivables	48,741	52,399	56,436	63,574	55,239
Loans:
Loans Retained (a)	48,225	47,113	41,597	41,233	44,554
Loans Held-for-Sale (b)	15,581	13,045	11,601	7,674	12,014

Total Loans	63,806	60,158	53,198	48,907	56,568
Adjusted Assets (c)	459,532	462,056	453,895	445,840	455,277
Equity	20,000	20,000	20,000	20,000	20,000

Headcount	19,802	19,558	19,297	18,021	19,802

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(5)	$(69)	$(47)	$(5)	$(126)
Nonperforming Assets:
- Nonperforming Loans (d)	594	702	711	814	594
- Other Nonperforming Assets	51	232	235	242	51
Allowance for Loan Losses	907	1,002	971	1,191	907
Allowance for Lending-Related Commitments	226	211	225	296	226

Net Charge-off (Recovery) Rate (b)	(0.04)%	(0.58)%	(0.45)%	(0.05)%	(0.28)%
Allowance for Loan Losses to Average Loans (b)	1.88	2.13	2.33	2.89	2.04
Allowance for Loan Losses to Nonperforming Loans (d)	187	168	137	147	187
Nonperforming Loans to Average Loans	0.93	1.17	1.34	1.66	1.05

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (e) (f)
Trading Activities:
Fixed Income (e)	$69	$57	$82	$57	$67
Foreign Exchange	23	24	21	23	23
Equities	30	41	45	18	34
Commodities and Other	35	24	15	10	21
Diversification	(64)	(62)	(61)	(43)	(59)

Total Trading VAR	93	84	102	65	86

Credit Portfolio VAR (f)	15	15	13	13	14
Diversification	(13)	(13)	(13)	(8)	(12)

Total Trading and Credit Portfolio VAR	$95	$86	$102	$70	$88

	Full Year	Full Year
	2005	2004
MARKET SHARES AND RANKINGS (g)
Global Debt, Equity and Equity-Related	6% / #4	7% / #3
Global Syndicated Loans	16% / #1	19% / #1
Global Long-Term Debt	6% / #4	7% / #2
Global Equity and Equity-Related	7% / #6	6% / #6
Global Announced M&A	24% / #3	24% / #3
U.S. Debt, Equity and Equity-Related	8% / #4	8% / #5
U.S. Syndicated Loans	28% / #1	32% / #1
U.S. Long-Term Debt	11% / #2	12% / #2
U.S. Equity and Equity-Related	9% / #5	8% / #6
U.S. Announced M&A	24% / #3	31% / #2

(a)	Loans retained include Credit Portfolio, Conduit loans, leverage leases, bridge loans for underwriting and other accrual loans.

(b)	Loans held-for-sale, which include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, are excluded from total loans for the allowance coverage ratio and net charge-off rate.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans include loans held-for-sale of $109 million, $106 million, $2 million, and $2 million at December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(e)	Includes all fixed income mark-to-market trading activities, plus available-for-sale securities held for proprietary purposes.

(f)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

(g)	Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$374	$380	$358	$340	$1,452
Asset Management, Administration and Commissions	365	370	369	394	1,498
Securities Gains (Losses)	(1)	—	—	10	9
Mortgage Fees and Related Income	183	212	341	368	1,104
Credit Card Income	118	109	105	94	426
All Other Income	73	7	68	(12)	136

Noninterest Revenue	1,112	1,078	1,241	1,194	4,625
Net Interest Income	2,482	2,512	2,558	2,653	10,205

TOTAL NET REVENUE	3,594	3,590	3,799	3,847	14,830

Provision for Credit Losses (a)	158	378	94	94	724
NONINTEREST EXPENSE
Compensation Expense	853	842	820	822	3,337
Noncompensation Expense	1,163	1,189	1,181	1,215	4,748
Amortization of Intangibles	125	125	125	125	500

TOTAL NONINTEREST EXPENSE	2,141	2,156	2,126	2,162	8,585

Income Before Income Tax Expense	1,295	1,056	1,579	1,591	5,521
Income Tax Expense	492	400	599	603	2,094

NET INCOME	$803	$656	$980	$988	$3,427

FINANCIAL RATIOS
ROE	23%	19%	30%	31%	26%
ROA	1.40	1.14	1.74	1.78	1.51
Overhead Ratio	60	60	56	56	58
Overhead Ratio excluding core deposit intangibles (b)	56	57	53	53	55

SELECTED BALANCE SHEETS (Ending)
Assets	$224,801	$230,698	$223,391	$224,562	$224,801
Loans (c)	197,299	200,434	197,927	199,215	197,299
Deposits	191,415	187,621	185,558	187,225	191,415

SELECTED BALANCE SHEETS (Average)
Assets	$226,866	$227,875	$225,574	$225,120	$226,368
Loans (d)	197,359	199,057	197,707	198,494	198,153
Deposits	189,113	187,216	186,523	184,336	186,811
Equity	13,700	13,475	13,250	13,100	13,383

Headcount	60,998	60,375	59,631	59,322	60,998

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$162	$144	$114	$152	$572
Nonperforming Loans (e)	1,338	1,203	1,132	1,150	1,338
Nonperforming Assets	1,518	1,387	1,319	1,351	1,518
Allowance for Loan Losses	1,363	1,375	1,135	1,168	1,363

Net Charge-off Rate (d)	0.36%	0.31%	0.25%	0.34%	0.31%
Allowance for Loan Losses to Ending Loans (c)	0.75	0.75	0.61	0.64	0.75
Allowance for Loan Losses to Nonperforming Loans (e)	104	115	103	104	104
Nonperforming Loans to Total Loans	0.68	0.60	0.57	0.58	0.68

(a)	Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $230 million in Regional Banking and $20 million in Auto Finance; within Regional Banking, $140 million was for real estate and $90 million was for small business.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business which are operating in nature. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years, and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $124 million in each quarter of 2005. The full year 2005 amortization expense was $496 million.

(c)	Includes loans held-for-sale of $16,598 million, $17,695 million, $13,112 million, and $16,532 million at December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Average loans include loans held-for-sale of $16,505 million, $15,707 million, $14,620 million, and $15,861 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. The full year average loans held-for-sale were $15,675 million for 2005. These amounts are not included in the net charge-off rate.

(e)	Nonperforming loans include loans held-for-sale of $27 million, $10 million, $26 million and $31 million at December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
REGIONAL BANKING
Noninterest Revenue	$701	$789	$821	$827	$3,138
Net Interest Income	2,101	2,089	2,131	2,210	8,531

Total Net Revenue	2,802	2,878	2,952	3,037	11,669
Provision for Credit Losses	87	297	63	65	512
Noninterest Expense	1,636	1,673	1,661	1,705	6,675
Income Before Income Tax Expense	1,079	908	1,228	1,267	4,482
Net Income	669	563	762	786	2,780

ROE	28%	24%	34%	36%	31%
ROA	1.73	1.46	2.04	2.17	1.84
Overhead Ratio	58	58	56	56	57
Overhead Ratio excluding core deposit intangibles (a)	54	54	52	52	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$12.1	$14.3	$15.8	$11.9	$54.1
End of Period Loans Owned
Home Equity	$73.9	$72.5	$71.2	$67.7	$73.9
Mortgage	44.6	47.0	47.7	46.6	44.6
Business Banking	12.8	12.7	12.6	12.7	12.8
Education	3.0	2.9	2.0	4.3	3.0
Other Loans (b)	2.6	2.9	2.8	2.9	2.6

Total End of Period Loans	136.9	138.0	136.3	134.2	136.9
End of Period Deposits
Checking	$64.9	$62.3	$61.6	$62.6	$64.9
Savings	87.7	86.9	86.5	88.3	87.7
Time and Other	29.7	27.0	25.8	25.0	29.7

Total End of Period Deposits	182.3	176.2	173.9	175.9	182.3
Average Loans Owned
Home Equity	$72.7	$71.7	$69.0	$66.2	$69.9
Mortgage Loans	45.6	46.6	46.0	43.4	45.4
Business Banking	12.6	12.5	12.5	12.5	12.6
Education	2.6	2.2	2.8	4.6	3.1
Other Loans (b)	2.7	2.6	2.7	3.4	2.8

Total Average Loans (c)	136.2	135.6	133.0	130.1	133.8
Average Deposits
Checking	$61.7	$61.0	$62.3	$61.7	$61.7
Savings	87.8	87.1	87.3	87.8	87.5
Time and Other	28.1	26.3	25.4	24.6	26.1

Total Average Deposits	177.6	174.4	175.0	174.1	175.3
Average Assets	153.4	152.9	150.0	146.9	150.8
Average Equity	9.4	9.2	9.0	8.8	9.1

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (d)	1.68%	1.45%	1.32%	1.34%	1.68%
Net Charge-offs
Home Equity	$42	$32	$32	$35	$141
Mortgage	5	6	8	6	25
Business Banking	32	25	25	19	101
Other Loans (e)	6	11	2	9	28

Total Net Charge-offs	85	74	67	69	295
Net Charge-off Rate
Home Equity	0.23%	0.18%	0.19%	0.21%	0.20%
Mortgage	0.04	0.05	0.07	0.06	0.06
Business Banking	1.01	0.79	0.80	0.62	0.80
Other Loans (c) (e)	0.88	1.68	0.23	1.04	0.93
Total Net Charge-off Rate (c)	0.25	0.22	0.21	0.22	0.23

Nonperforming Assets (f)	$1,282	$1,141	$1,084	$1,136	$1,282

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$2,622	$2,745	$2,907	$2,870	$11,144
Number of:
Branches	2,641	2,549	2,539	2,517	2,641
ATMs	7,312	7,136	6,961	6,687	7,312
Personal Bankers	7,067	6,719	6,258	5,798	7,067
Sales Specialists	3,214	3,117	2,987	2,846	3,219
Active Online Customers (in thousands)	4,231	4,099	4,053	3,671	4,231
Checking Accounts (in thousands)	8,793	8,702	8,504	8,287	8,793

MORTGAGE BANKING

Production Income	$134	$229	$144	$237	$744
Mortgage Servicing Income:
Servicing Revenue	546	533	517	519	2,115
Change in MSR Asset Fair Value
Due to Inputs or Assumptions in Model (g)	157	767	(702)	548	770
Other Changes in Fair Value (h)	(309)	(323)	(324)	(339)	(1,295)
Derivative Valuation Adjustments and Other	(104)	(814)	869	(445)	(494)

Total Mortgage Servicing Income	290	163	360	283	1,096

Total Net Revenue	424	392	504	520	1,840
Noninterest Expense	325	309	306	299	1,239
Income Before Income Tax Expense	99	83	198	221	601
Net Income	63	53	124	139	379

ROE	16%	13%	31%	35%	24%
ROA	1.03	0.89	2.40	2.71	1.69

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$467.5	$450.3	$438.1	$435.5	$467.5
MSR Net Carrying Value (Ending)	6.5	6.1	5.0	5.7	6.5
Average Mortgage Loans Held-for-Sale	13.1	13.5	10.5	11.4	12.1
Average Assets	24.2	23.7	20.7	20.8	22.4
Average Equity	1.6	1.6	1.6	1.6	1.6

Mortgage Origination Volume by Channel (in billions)
Retail	$10.7	$13.9	$11.7	$10.0	$46.3
Wholesale	8.2	10.1	8.7	7.2	34.2
Correspondent (including negotiated transactions)	13.0	15.3	10.7	9.5	48.5

Total	31.9	39.3	31.1	26.7	129.0

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
AUTO FINANCE
Noninterest Revenue	$75	$14	$32	$(35)	$86
Net Interest Income	293	306	311	325	1,235

Total Net Revenue	368	320	343	290	1,321
Provision for Credit Losses	71	81	31	29	212
Noninterest Expense	180	174	159	158	671
Income Before Income Tax Expense	117	65	153	103	438
Net Income	71	40	94	63	268

ROE	10%	6%	14%	9%	10%
ROA	0.57	0.31	0.69	0.45	0.50

Business Metrics (in billions)
Auto Origination Volume	$4.1	$5.1	$4.1	$4.8	$18.1
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$41.7	$43.3	$44.3	$48.4	$41.7
Lease Financing Receivables	4.3	5.1	6.1	7.0	4.3
Operating Lease Assets	0.9	0.7	0.4	0.2	0.9

Total End-of-Period Loans and Lease Related Assets	46.9	49.1	50.8	55.6	46.9
Average Loans and Lease Related Assets
Loans Outstanding (i)	$42.6	$43.7	$47.0	$48.8	$45.5
Lease Financing Receivables	4.7	5.6	6.6	7.6	6.2
Operating Lease Assets	0.8	0.6	0.3	0.1	0.4

Total Average Loans and Lease Related Assets	48.1	49.9	53.9	56.5	52.1
Average Assets	49.3	51.3	54.9	57.4	53.2
Average Equity	2.7	2.7	2.7	2.7	2.7

Credit Quality Statistics
30+ Day Delinquency Rate	1.66%	1.60%	1.45%	1.37%	1.66%
Net Charge-offs
Loans	$72	$66	$45	$74	$257
Lease Receivables	5	4	2	9	20

Total Net Charge-offs	77	70	47	83	277
Net Charge-off Rate
Loans (i)	0.68%	0.60%	0.40%	0.61%	0.57%
Lease Receivables	0.42	0.28	0.12	0.48	0.32
Total Net Charge-off Rate (i)	0.66	0.56	0.37	0.60	0.54
Nonperforming Assets	$236	$246	$235	$215	$236

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business which are operating in nature. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years, and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes core deposit intangible amortization expense related to the Bank One merger of $124 million in each quarter of 2005. The full year amortization expense was $496 million in 2005.

(b)	Includes commercial loans derived from community development activities and insurance policy loans.

(c)	Average loans include loans held-for-sale of $2.6 billion, $2.2 billion, $2.0 billion, and $4.5 billion, for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. The full year average loans held-for-sale were $2.9 billion for 2005. These amounts are not included in the net charge-off rate.

(d)	Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.9 billion, $0.8 billion, $0.7 billion, and $0.7 billion, at December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Includes Education net charge-offs.

(f)	Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.1 billion, $1.0 billion, $1.0 billion and $1.1 billion for December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(g)	Represents MSR asset fair value adjustments due to changes in inputs, such as rates and volatility, to the valuation model. Also includes updates to assumptions used in the MSR valuation process.

(h)	Represents MSR asset amortization expense.

(i)	Average loans include loans held-for-sale of $0.8 billion and $2.1 billion for the quarters ended December 31, 2005 and June 30, 2005, respectively. Average loans held for sale for the quarters ended September 30, 2005 and March 31, 2005 were insignificant. The full year 2005 average loans held-for-sale were $0.7 billion. These amounts are not included in the net charge-off rate.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Credit Card Income	$772	$950	$868	$761	$3,351
All Other Income	99	60	42	11	212

Noninterest Revenue	871	1,010	910	772	3,563
Net Interest Income	2,850	2,970	2,976	3,007	11,803

TOTAL NET REVENUE	3,721	3,980	3,886	3,779	15,366

Provision for Credit Losses (a)	2,236	1,833	1,641	1,636	7,346

NONINTEREST EXPENSE
Compensation Expense	221	284	291	285	1,081
Noncompensation Expense	614	813	904	839	3,170
Amortization of Intangibles	182	189	188	189	748

TOTAL NONINTEREST EXPENSE	1,017	1,286	1,383	1,313	4,999

Income Before Income Tax Expense	468	861	862	830	3,021
Income Tax Expense	166	320	320	308	1,114

NET INCOME	$302	$541	$542	$522	$1,907

Memo: Net Securitization Gains (Amortization)	$28	$25	$15	$(12)	$56

FINANCIAL METRICS
ROE	10%	18%	18%	18%	16%
Overhead Ratio	27	32	36	35	33
% of Average Managed Outstandings:
Net Interest Income	8.14	8.55	8.83	9.13	8.65
Provision for Credit Losses	6.39	5.28	4.87	4.97	5.39
Noninterest Revenue	2.49	2.91	2.70	2.34	2.61
Risk Adjusted Margin (b)	4.24	6.18	6.66	6.51	5.88
Noninterest Expense	2.91	3.70	4.10	3.99	3.67
Pre-tax Income	1.34	2.48	2.56	2.52	2.21
Net Income	0.86	1.56	1.61	1.58	1.40

BUSINESS METRICS
Charge Volume (in billions)	$79.6	$76.4	$75.6	$70.3	$301.9
Net Accounts Opened (in thousands)	12,501	3,022	2,789	2,744	21,056
Credit Cards Issued (in thousands)	110,439	98,236	95,465	94,367	110,439
Number of Registered Internet Customers (in millions)	14.6	14.6	12.0	10.9	14.6

Merchant Acquiring Business (c)
Bank Card Volume (in billions)	$153.4	$143.4	$141.2	$125.1	$563.1
Total Transactions (in millions) (d)	4,315	3,921	3,804	3,459	15,499

(a)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

(b)	Represents Total net revenue less Provision for credit losses.

(c)	Represents 100% of the merchant acquiring business.

(d)	Prior periods have been restated to conform methodologies following the integration of Chase Merchant Services and Paymentech merchant processing businesses.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$71,738	$68,479	$68,510	$66,053	$71,738
Securitized Loans	70,527	69,095	68,808	67,328	70,527

Managed Loans	$142,265	$137,574	$137,318	$133,381	$142,265

SELECTED AVERAGE BALANCES
Managed Assets	$144,166	$144,225	$140,741	$138,512	$141,933
Loans:
Loans on Balance Sheets	$69,038	$68,877	$67,131	$64,218	$67,334
Securitized Loans	69,840	68,933	68,075	69,370	69,055

Managed Loans	$138,878	$137,810	$135,206	$133,588	$136,389

Equity	11,800	11,800	11,800	11,800	11,800

Headcount	18,629	19,463	20,647	20,137	18,629

CREDIT QUALITY STATISTICS
Net Charge-offs	$2,236	$1,633	$1,641	$1,590	$7,100
Net Charge-off Rate	6.39%	4.70%	4.87%	4.83%	5.21%

Delinquency ratios
30+ days	2.79%	3.39%	3.34%	3.54%	2.79%
90+ days	1.27	1.55	1.54	1.71	1.27

Allowance for Loan Losses	$3,274	$3,255	$3,055	$3,040	$3,274
Allowance for Loan Losses to Period-end Loans	4.56%	4.75%	4.46%	4.60%	4.56%

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,214	$1,683	$1,596	$1,576	$6,069
Securitization Adjustments	(442)	(733)	(728)	(815)	(2,718)

Managed Credit Card Income	$772	$950	$868	$761	$3,351

Net Interest Income
Reported Data for the Period	$1,346	$1,370	$1,318	$1,275	$5,309
Securitization Adjustments	1,504	1,600	1,658	1,732	6,494

Managed Net Interest Income	$2,850	$2,970	$2,976	$3,007	$11,803

Total Net Revenue
Reported Data for the Period	$2,659	$3,113	$2,956	$2,862	$11,590
Securitization Adjustments	1,062	867	930	917	3,776

Managed Total Net Revenue	$3,721	$3,980	$3,886	$3,779	$15,366

Provision for Credit Losses
Reported Data for the Period (b)	$1,174	$966	$711	$719	$3,570
Securitization Adjustments	1,062	867	930	917	3,776

Managed Provision for Credit Losses (b)	$2,236	$1,833	$1,641	$1,636	$7,346

BALANCE SHEETS — AVERAGE BALANCES (a)
Total Average Assets
Reported Data for the Period	$76,207	$77,204	$74,515	$71,003	$74,753
Securitization Adjustments	67,959	67,021	66,226	67,509	67,180

Managed Average Assets	$144,166	$144,225	$140,741	$138,512	$141,933

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the period	$1,174	$766	$711	$673	$3,324
Securitization Adjustments	1,062	867	930	917	3,776

Managed Net Charge-offs	$2,236	$1,633	$1,641	$1,590	$7,100

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$143	$145	$142	$142	$572
Asset Management, Administration and Commissions	14	15	14	14	57
All Other Income (a)	97	94	96	71	358

Noninterest Revenue	254	254	252	227	987
Net Interest Income	662	623	616	600	2,501

TOTAL NET REVENUE	916	877	868	827	3,488

Provision for Credit Losses (b)	(17)	(46)	142	(6)	73

NONINTEREST EXPENSE
Compensation Expense	171	164	159	161	655
Noncompensation Expense	289	279	293	276	1,137
Amortization of Intangibles	16	15	17	17	65

TOTAL NONINTEREST EXPENSE	476	458	469	454	1,857

Income Before Income Tax Expense	457	465	257	379	1,558
Income Tax Expense	178	181	100	148	607

NET INCOME	$279	$284	$157	$231	$951

MEMO:
Revenue by Product:
Lending	$310	$302	$311	$292	$1,215
Treasury Services	546	517	502	497	2,062
Investment Banking	56	50	61	39	206
Other	4	8	(6)	(1)	5

Total Commercial Banking Revenue	$916	$877	$868	$827	$3,488

IB Revenues, Gross	$150	$145	$150	$107	$552

Revenue by Business:
Middle Market Banking	$608	$589	$591	$570	$2,358
Mid-Corporate Banking	148	141	139	123	551
Real Estate	122	114	100	98	434
Other	38	33	38	36	145

Total Commercial Banking Revenue	$916	$877	$868	$827	$3,488

FINANCIAL RATIOS
ROE	33%	33%	19%	28%	28%
ROA	2.04	2.17	1.21	1.83	1.82
Overhead Ratio	52	52	54	55	53

(a)	IB-related and commercial card revenues are included in All Other Income.

(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$54,205	$51,988	$52,073	$51,135	$52,358
Loans and Leases	50,042	47,999	47,792	46,599	48,117
Liability Balances (a)	68,895	64,772	65,150	65,380	66,055
Equity	3,400	3,400	3,400	3,400	3,400

MEMO:
Loans by Business:
Middle Market Banking	$32,014	$31,402	$31,092	$30,243	$31,193
Mid-Corporate Banking	7,055	6,434	6,250	5,799	6,388
Real Estate	7,350	6,623	6,724	6,937	6,909
Other	3,623	3,540	3,726	3,620	3,627

Total Commercial Banking Loans	$50,042	$47,999	$47,792	$46,599	$48,117

Headcount	4,418	4,441	4,442	4,464	4,418

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$21	$6	$(3)	$2	$26
Nonperforming Loans	272	369	434	433	272
Allowance for Loan Losses	1,392	1,423	1,431	1,312	1,392
Allowance for Lending-Related Commitments	154	161	196	170	154

Net Charge-off (Recovery) Rate	0.17%	0.05%	(0.03)%	0.02%	0.05%
Allowance for Loan Losses to Average Loans	2.78	2.96	2.99	2.82	2.89
Allowance for Loan Losses to Nonperforming Loans	512	386	330	303	512
Nonperforming Loans to Average Loans	0.54	0.77	0.91	0.93	0.57

(a)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratios, headcount data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$184	$179	$198	$170	$731
Asset Management, Administration and Commissions	747	733	736	692	2,908
All Other Income	136	130	142	121	529

Noninterest Revenue	1,067	1,042	1,076	983	4,168
Net Interest Income	561	536	534	515	2,146

TOTAL NET REVENUE	1,628	1,578	1,610	1,498	6,314

Provision for Credit Losses	2	(1)	2	(3)	—
Credit Reimbursement to IB (a)	(40)	(38)	(38)	(38)	(154)

NONINTEREST EXPENSE
Compensation Expense	502	533	522	504	2,061
Noncompensation Expense	574	547	644	534	2,299
Amortization of Intangibles	29	28	30	29	116

TOTAL NONINTEREST EXPENSE	1,105	1,108	1,196	1,067	4,476

Income before Income Tax Expense	481	433	374	396	1,684
Income Tax Expense	174	156	132	142	604

NET INCOME	$307	$277	$242	$254	$1,080

REVENUE BY BUSINESS
Treasury Services	$687	$670	$704	$634	$2,695
Worldwide Securities Services	941	908	906	864	3,619

TOTAL NET REVENUE	$1,628	$1,578	$1,610	$1,498	$6,314

FINANCIAL RATIOS
ROE	64%	58%	51%	54%	57%
Overhead Ratio	68	70	74	71	71
Pre-tax Margin Ratio (b)	30	27	23	26	27

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions) (c)	$11,249	$10,991	$10,190	$10,154	$11,249
Corporate Trust Securities under Administration (in billions) (d)	6,818	6,706	6,704	6,745	6,818

Number of:
US$ ACH transactions originated (in millions)	787	753	727	699	2,966
Total US$ Clearing Volume (in thousands)	24,902	24,906	24,200	21,705	95,713
International Electronic Funds Transfer Volume (in thousands) (e)	29,641	22,723	20,014	17,159	89,537
Wholesale Check Volume (in millions)	876	928	991	940	3,735
Wholesale Cards Issued (in thousands) (f)	13,206	12,810	12,075	11,834	13,206

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, headcount data and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SELECTED BALANCE SHEETS(Average)
Total Assets	$30,716	$29,246	$28,524	$29,534	$29,507
Loans	14,043	12,263	11,551	12,021	12,474
Liability Balances (g)	179,304	174,765	171,384	160,906	171,649
Equity	1,900	1,900	1,900	1,900	1,900

Headcount (h)	24,489	24,181	24,122	23,076	24,489

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (i)	$1,280	$1,232	$1,250	$1,174	$4,936
Treasury & Securities Services Firmwide Revenue (i)	2,221	2,140	2,156	2,038	8,555
Treasury Services Firmwide Overhead Ratio (j)	57%	59%	57%	59%	58%
Treasury & Securities Services Firmwide Overhead Ratio (j)	61	64	67	64	64
Treasury Services Firmwide Liability Balances (Average) (k)	$146,266	$140,079	$138,058	$133,770	$139,579
Treasury & Securities Services Firmwide Liability Balances (Average) (k)	248,182	239,535	236,534	226,286	237,699
FOOTNOTES

(a)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pre-tax margin represents Income Before Income Taxes divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings, after all operating costs are taken into consideration.

(c)	Beginning March 31, 2005, assets under custody (“AUC”) include an estimated $400 billion of Worldwide Securities Services (“WSS”) AUC that have not been included previously. At September 30, 2005, an additional estimate of $130 billion of WSS-related AUC were included in the amount. Approximately 5% of total assets under custody were trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	International Electronic Funds Transfer includes non-US$ ACH and clearing volume.

(f)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(g)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

(h)	Second quarter 2005 headcount has been restated to reflect the inclusion of international staff of Vastera.
TSS FIRMWIDE METRICS
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.

(i)	Firmwide revenue includes TS revenue recorded in the Commercial Banking, Regional Banking and Asset & Wealth Management businesses (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $100 million for the quarter ended December 31, 2005 and $382 million for the full year ended 2005.

(j)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(k)	Firmwide liability balances include TS’ liability balances recorded in certain lines of business. Liability balances associated with TS customers who are also customers of the Commercial Banking line of business are not included in TS’ liability balances.

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
Treasury Services Revenue Reported in Commercial Banking	$546	$517	$502	$497	$2,062
Treasury Services Revenue Reported in Other Lines of Business	47	45	44	43	179

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, headcount and ranking data, and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,155	$1,065	$994	$975	$4,189
All Other Income	98	117	75	104	394

Noninterest Revenue	1,253	1,182	1,069	1,079	4,583
Net Interest Income	258	267	274	282	1,081

TOTAL NET REVENUE	1,511	1,449	1,343	1,361	5,664

Provision for Credit Losses (a)	(10)	(19)	(20)	(7)	(56)

NONINTEREST EXPENSE
Compensation Expense	578	554	509	538	2,179
Noncompensation Expense	431	397	383	371	1,582
Amortization of Intangibles	24	25	25	25	99

TOTAL NONINTEREST EXPENSE	1,033	976	917	934	3,860

Income Before Income Tax Expense	488	492	446	434	1,860
Income Tax Expense	146	177	163	158	644

NET INCOME	$342	$315	$283	$276	$1,216

REVENUE BY CLIENT SEGMENT
Private Bank	$437	$421	$409	$422	$1,689
Retail	420	415	363	346	1,544
Institutional	402	358	313	322	1,395
Private Client Services	252	255	258	271	1,036

Total Net Revenue	$1,511	$1,449	$1,343	$1,361	$5,664

FINANCIAL RATIOS
ROE	57%	52%	47%	47%	51%
Overhead Ratio	68	67	68	69	68
Pre-tax Margin Ratio (b)	32	34	33	32	33

BUSINESS METRICS
Number of:
Client Advisors	1,430	1,417	1,409	1,390	1,430
Retirement Planning Services Participants	1,299,000	1,293,000	1,210,000	1,181,000	1,299,000

% of Customer Assets in 4 & 5 Star Funds (c)	46%	44%	50%	48%	46%

% of AUM in 1st and 2nd Quartiles: (d)
1 Year	69%	62%	75%	71%	69%
3 Years	68%	72%	72%	73%	68%
5 Years	74%	72%	73%	71%	74%

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$42,213	$42,427	$42,001	$39,716	$41,599
Loans	26,657	26,850	26,572	26,357	26,610
Deposits (e)	44,205	41,453	40,774	42,043	42,123
Equity	2,400	2,400	2,400	2,400	2,400

Headcount	12,127	12,531	12,455	12,378	12,127

(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.

(b)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.

(c)	Star rankings derived from Morningstar and Standard & Poor’s.

(d)	Quartile ranking sourced from Lipper and Standard & Poor’s.

(e)	Reflects the transfer in 2005 of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio, headcount and ranking data, and where otherwise noted)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$8	$23	$(2)	$(6)	$23
Nonperforming Loans	104	118	100	78	104
Allowance for Loan Losses	132	148	195	214	132
Allowance for Lending Related Commitments	4	6	3	5	4

Net Charge-off (Recovery) Rate	0.12%	0.34%	(0.03)%	(0.09)%	0.09%
Allowance for Loan Losses to Average Loans	0.50	0.55	0.73	0.81	0.50
Allowance for Loan Losses to Nonperforming Loans	127	125	195	274	127
Nonperforming Loans to Average Loans	0.39	0.44	0.38	0.30	0.39

ASSETS UNDER SUPERVISION (in billions)
Assets by Asset Class
Liquidity	$238	$239	$223	$228
Fixed Income	165	166	171	171
Equities & Balanced	370	351	323	326
Alternatives	74	72	66	65

TOTAL ASSETS UNDER MANAGEMENT	847	828	783	790
Custody / Brokerage / Administration / Deposits	302	325	310	302

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092

Assets by Client Segment
Institutional	$481	$479	$455	$462
Private Bank	145	142	135	138
Retail	169	155	141	138
Private Client Services	52	52	52	52

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790

Institutional	$484	$483	$458	$467
Private Bank	318	309	300	299
Retail	245	261	238	232
Private Client Services	102	100	97	94

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092

Assets by Geographic Region
U.S. / Canada	$562	$548	$527	$550
International	285	280	256	240

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790

U.S. / Canada	$805	$815	$776	$792
International	344	338	317	300

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092

Mutual Funds Assets by Asset Class
Liquidity	$182	$188	$174	$175
Fixed Income	45	39	41	45
Equity	150	137	114	106

TOTAL MUTUAL FUND ASSETS	$377	$364	$329	$326

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$828	$783	$790	$791	$791
Flows:
Liquidity	—	19	(5)	(6)	8
Fixed Income	2	(4)	(2)	4	—
Equities, Balanced & Alternatives	11	4	8	1	24
Market / Performance / Other Impacts (a)	6	26	(8)	—	24

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790	$847

Assets Under Supervision Rollforward
Beginning Balance	$1,153	$1,093	$1,092	$1,106	$1,106
Net Asset Flows	15	28	—	6	49
Acquisitions / Divestitures (b)	(33)	—	—	—	(33)
Market / Performance / Other Impacts (a)	14	32	1	(20)	27

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092	$1,149

(a)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12 billion).

(b)	Reflects the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
INCOME STATEMENT
Revenue
Principal Transactions	$229	$262	$289	$743	$1,523
Securities Gains (Losses)	(547)	(43)	6	(902)	(1,486)
All Other Income (a)	1,360	38	111	73	1,582

Noninterest Revenue	1,042	257	406	(86)	1,619
Net Interest Income	(652)	(648)	(772)	(673)	(2,745)

TOTAL NET REVENUE	390	(391)	(366)	(759)	(1,126)

Provision for Credit Losses (b)	—	13	1	(4)	10

Noninterest Expense
Compensation Expense	865	739	772	774	3,150
Noncompensation Expense (c)	766	776	2,718	1,703	5,963
Merger Costs	77	221	279	145	722

Subtotal	1,708	1,736	3,769	2,622	9,835
Net Expenses Allocated to Other Businesses	(1,108)	(1,133)	(1,142)	(1,142)	(4,525)

TOTAL NONINTEREST EXPENSE	600	603	2,627	1,480	5,310

Income before Income Tax Expense	(210)	(1,007)	(2,994)	(2,235)	(6,446)
Income Tax Expense (Benefit)	(208)	(393)	(1,173)	(900)	(2,674)

NET INCOME (LOSS)	$(2)	$(614)	$(1,821)	$(1,335)	$(3,772)

MEMO:
Net Revenue
Private Equity	$251	$272	$255	$744	$1,522
Treasury	(984)	(486)	(457)	(1,344)	(3,271)
Corporate Other (a)	1,123	(177)	(164)	(159)	623

Total Net Revenue	$390	$(391)	$(366)	$(759)	$(1,126)

Net Income (Loss)
Private Equity	$121	$141	$122	$437	$821
Treasury	(574)	(300)	(323)	(828)	(2,025)
Corporate Other (c)	499	(318)	(1,447)	(854)	(2,120)
Merger Costs	(48)	(137)	(173)	(90)	(448)

Total Net Income (Loss)	$(2)	$(614)	$(1,821)	$(1,335)	$(3,772)

(a)	Includes the gain of $1,254 million on the sale of BrownCo in the fourth quarter and full year 2005.

(b)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.

(c)	Includes litigation reserve recovery of ($208) million in the fourth quarter of 2005, and litigation reserve charges of $1,872 million in the second quarter of 2005, $900 million in the first quarter of 2005, and $2,564 million in the full year 2005.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SUPPLEMENTAL

TREASURY
Securities Gains (Losses) (a)	$(547)	$(43)	$6	$(902)	$(1,486)
Investment Portfolio (Average)	37,814	39,351	43,652	65,646	46,520
Investment Portfolio (Ending)	32,253	42,754	34,319	46,943	32,253

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$351	$430	$555	$633	$1,969
Write-ups / (Write-downs)	(74)	(71)	(133)	206	(72)
Mark-to-Market Gains (Losses)	(32)	(64)	(153)	(89)	(338)

Total Direct Investments	245	295	269	750	1,559
Third-Party Fund Investments	44	18	31	39	132

Total Private Equity Gains (b)	$289	$313	$300	$789	$1,691

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$479	$563	$761	$1,149
Cost	403	451	580	808
Quoted Public Value	683	795	1,082	1,713
Privately-Held Direct Securities
Carrying Value	5,028	4,793	5,037	5,490
Cost	6,463	6,187	6,362	6,689
Third-Party Fund Investments
Carrying Value	669	561	552	550
Cost	1,003	920	921	934

Total Private Equity Portfolio — Carrying Value	$6,176	$5,917	$6,350	$7,189

Total Private Equity Portfolio — Cost	$7,869	$7,558	$7,863	$8,431

(a)	Losses in the fourth quarter of 2005 reflect repositioning of the Treasury investment securities portfolio. Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with MSRs.

(b)	Included in Principal Transactions.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	Dec 31	Sep 30	Jun 30	Mar 31
	2005	2005	2005	2005
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$112,065	$113,048	$110,096	$101,261
Loans — Non-U.S.	38,046	38,543	39,492	36,140

TOTAL WHOLESALE LOANS — REPORTED	150,111	151,591	149,588	137,401

CONSUMER
Home Equity	73,866	72,504	71,239	67,703
Mortgage	58,959	60,995	59,020	56,114
Auto Loans and Leases	46,081	48,444	50,356	55,492
All Other Loans	18,393	18,491	17,312	19,906

Total Retail Financial Services	197,299	200,434	197,927	199,215
Credit Card Receivables — Reported	71,738	68,479	68,510	66,053

TOTAL CONSUMER LOANS — REPORTED	269,037	268,913	266,437	265,268

TOTAL LOANS — REPORTED	419,148	420,504	416,025	402,669
Credit Card Securitizations	70,527	69,095	68,808	67,328

TOTAL LOANS — MANAGED	489,675	489,599	484,833	469,997
Derivative Receivables	49,787	54,389	55,015	60,388
Interests in Purchased Receivables (b)	29,740	28,766	27,887	28,484

TOTAL CREDIT-RELATED ASSETS	569,202	572,754	567,735	558,869
Wholesale Lending-Related Commitments	323,764	316,984	314,034	316,282

TOTAL	$892,966	$889,738	$881,769	$875,151

Memo: Total by Category
Total Wholesale Exposure (c)	$553,402	$551,730	$546,524	$542,555
Total Consumer Managed Loans (d)	339,564	338,008	335,245	332,596

Total	$892,966	$889,738	$881,769	$875,151

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (e)	$435,303	$432,459	$423,813	$430,967

Noninvestment-Grade: (e)
Noncriticized	95,375	98,380	100,377	99,906
Criticized Performing (f)	4,222	4,857	4,492	4,798
Criticized Nonperforming (f)	950	1,337	1,502	1,588

Total Noninvestment-Grade	$100,547	$104,574	$106,371	$106,292

Held-for-Sale:
Originated Held-for-Sale Wholesale Loans	$17,211	$14,339	$15,962	$4,977
Purchased Held-for-Sale Wholesale Loans (g)	341	358	378	319

Total Held-for-Sale	$17,552	$14,697	$16,340	$5,296

Total Wholesale Exposure	$553,402	$551,730	$546,524	$542,555

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.

(b)	These represent undivided interests in pools of receivables and similar types of assets.

(c)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.

(d)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.

(e)	Excludes held-for-sale.

(f)	For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.

(g)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	Dec 31	Sep 30	Jun 30	Mar 31
	2005	2005	2005	2005
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$819	$914	$959	$1,005
Loans — Non-U.S.	173	278	292	324

TOTAL WHOLESALE LOANS-REPORTED (a)	992	1,192	1,251	1,329

CONSUMER LOANS
Home Equity	422	394	368	389
Mortgage	442	316	294	300
Auto Loans and Leases	193	202	189	169
All Other Loans	281	291	281	292

Total Retail Financial Services	1,338	1,203	1,132	1,150
Credit Card Receivables — Reported	13	9	9	8

TOTAL CONSUMER LOANS-REPORTED	1,351	1,212	1,141	1,158

TOTAL LOANS REPORTED (a)	2,343	2,404	2,392	2,487
Derivative Receivables	50	231	234	241
Assets Acquired in Loan Satisfactions	197	204	206	221

TOTAL NONPERFORMING ASSETS (a)	$2,590	$2,839	$2,832	$2,949

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$341	$358	$378	$319

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.56%	0.57%	0.57%	0.62%

NONPERFORMING ASSETS BY LOB
Investment Bank	$645	$934	$946	$1,056
Retail Financial Services	1,518	1,387	1,319	1,351
Card Services	13	9	9	8
Commercial Banking	288	388	452	452
Treasury & Securities Services	22	3	6	4
Asset and Wealth Management	104	118	100	78

TOTAL	$2,590	$2,839	$2,832	$2,949

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.

(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities and are excluded from nonperforming assets.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
GROSS CHARGE-OFFS

Wholesale Loans	$123	$40	$31	$61	$255
Consumer (Excluding Card)	216	193	167	219	795
Credit Card Receivables — Reported	1,374	881	811	753	3,819

Total Loans — Reported	1,713	1,114	1,009	1,033	4,869
Credit Card Securitizations	1,243	999	1,060	1,034	4,336

Total Loans — Managed	2,956	2,113	2,069	2,067	9,205

RECOVERIES

Wholesale Loans	99	80	83	70	332
Consumer (Excluding Card)	54	49	53	67	223
Credit Card Receivables — Reported	200	115	100	80	495

Total Loans — Reported	353	244	236	217	1,050
Credit Card Securitizations	181	132	130	117	560

Total Loans — Managed	534	376	366	334	1,610

NET CHARGE-OFFS

Wholesale Loans	24	(40)	(52)	(9)	(77)
Consumer (Excluding Card)	162	144	114	152	572
Credit Card Receivables — Reported	1,174	766	711	673	3,324

Total Loans — Reported	1,360	870	773	816	3,819
Credit Card Securitizations	1,062	867	930	917	3,776

Total Loans — Managed	$2,422	$1,737	$1,703	$1,733	$7,595

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale Loans (a)	0.07%	(0.12)%	(0.16)%	(0.03)%	(0.06)%
Consumer (Excluding Card) (b)	0.36	0.31	0.25	0.34	0.31
Credit Card Receivables — Reported	6.75	4.41	4.25	4.25	4.94
Total Loans — Reported (a) (b)	1.39	0.89	0.82	0.88	1.00
Credit Card Securitizations	6.03	4.99	5.48	5.36	5.47
Total Loans — Managed (a) (b)	2.09	1.51	1.53	1.58	1.68

Memo: Credit Card — Managed	6.39	4.70	4.87	4.83	5.21

(a)	Average wholesale loans held-for-sale were $15,581 million, $13,045 million, $11,601 million and $7,674 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. The full year average loans held-for-sale was $12,014 million for 2005. These amounts are not included in the net charge-off rates.

(b)	Average consumer loans (excluding Card) held-for-sale were $16,505 million, $15,707 million, $14,620 million and $15,861 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. The full year average loans held-for-sale were $15,675 million for 2005. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,220	$6,794	$6,935	$7,320	$7,320
Net Charge-Offs	(1,360)	(870)	(773)	(816)	(3,819)
Provision for Loan Losses	1,219	1,289	636	431	3,575
Other	11	7	(4)	—	14

Ending Balance	$7,090	$7,220	$6,794	$6,935	$7,090

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$395	$439	$488	$492	$492
Provision for Lending-Related Commitments	5	(44)	(49)	(4)	(92)

Ending Balance	$400	$395	$439	$488	$400

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$203	$341	$314	$385
Formula — Based (a)
Statistical Calculation	1,629	1,590	1,604	1,448
Adjustments to the Statistical Calculation	621	659	686	894

Total Wholesale	2,453	2,590	2,604	2,727

Consumer
Formula — Based
Statistical Calculation	3,422	3,432	3,064	3,113
Adjustments to the Statistical Calculation	1,215	1,198	1,126	1,095

Total Consumer	4,637	4,630	4,190	4,208

Total Allowance for Loan Losses	7,090	7,220	6,794	6,935
Allowance for Lending-Related Commitments	400	395	439	488

Total Allowance for Credit Losses	$7,490	$7,615	$7,233	$7,423

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	1.85%	1.89%	1.95%	2.06%
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.84	1.84	1.65	1.69
Allowance for Loan Losses to Total Loans (b) (c)	1.84	1.86	1.76	1.82
Allowance for Loan Losses to Total Nonperforming Loans (d)	321	316	287	283

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$907	$1,002	$971	$1,191
Retail Financial Services	1,363	1,375	1,135	1,168
Card Services	3,274	3,255	3,055	3,040
Commercial Banking	1,392	1,423	1,431	1,312
Treasury & Securities Services	11	6	7	5
Asset and Wealth Management	132	148	195	214
Corporate	11	11	—	5

Total	$7,090	$7,220	$6,794	$6,935

(a)	During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(b)	Loans held-for-sale were $17,552 million, $14,697 million, $16,340 million and $5,296 million at December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Loans held-for-sale were $16,598 million, $17,695 million, $13,112 million and $16,532 million at December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Nonperforming loans held-for-sale were $136 million, $116 million, $28 million and $33 million at December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(98)	$(32)	$(271)	$(356)	$(757)
Commercial Banking	(10)	(11)	116	(8)	87
Treasury & Securities Services	3	(1)	2	(5)	(1)
Asset & Wealth Management	(8)	(22)	(18)	(7)	(55)
Corporate	—	13	1	(4)	10

Total Wholesale	(113)	(53)	(170)	(380)	(716)

Retail Financial Services	158	376	95	92	721
Card Services	1,174	966	711	719	3,570

Total Consumer	1,332	1,342	806	811	4,291

Total Provision for Loan Losses	1,219	1,289	636	431	3,575

LENDING-RELATED COMMITMENTS
Investment Bank	$15	$(14)	$(72)	$(10)	$(81)
Commercial Banking	(7)	(35)	26	2	(14)
Treasury & Securities Services	(1)	—	—	2	1
Asset & Wealth Management	(2)	3	(2)	—	(1)
Corporate	—	—	—	—	—

Total Wholesale	5	(46)	(48)	(6)	(95)

Retail Financial Services	—	2	(1)	2	3
Card Services	—	—	—	—	—

Total Consumer	—	2	(1)	2	3

Total Provision for Lending-Related Commitments	5	(44)	(49)	(4)	(92)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(83)	$(46)	$(343)	$(366)	$(838)
Commercial Banking (a)	(17)	(46)	142	(6)	73
Treasury & Securities Services	2	(1)	2	(3)	—
Asset & Wealth Management (a)	(10)	(19)	(20)	(7)	(56)
Corporate (a)	—	13	1	(4)	10

Total Wholesale	(108)	(99)	(218)	(386)	(811)

Retail Financial Services (a)	158	378	94	94	724
Card Services (a)	1,174	966	711	719	3,570

Total Consumer	1,332	1,344	805	813	4,294

Total Provision for Credit Losses	1,224	1,245	587	427	3,483
Securitized Credit Losses	1,062	867	930	917	3,776

Managed Provision for Credit Losses	$2,286	$2,112	$1,517	$1,344	$7,259

(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

JPMORGAN CHASE & CO.
CAPITAL
(in millions, except ratio and per share data)

	QUARTERLY TRENDS				FULL YEAR
	4Q05	3Q05	2Q05	1Q05	2005
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,472.1	3,485.0	3,493.0	3,517.5	3,491.7
Weighted-Average Diluted Shares Outstanding	3,563.9	3,547.7	3,548.3	3,569.8	3,557.3
Common Shares Outstanding — at Period End	3,486.7	3,503.4	3,514.0	3,525.3	3,486.7

Cash Dividends Declared per Share	$0.34	$0.34	$0.34	$0.34	$1.36
Book Value per Share	30.71	30.26	29.95	29.78	30.71
Dividend Payout	44%	48%	122%	54%	57%

NET INCOME	$2,698	$2,527	$994	$2,264	$8,483
Preferred Dividends	2	3	3	5	13

Net Income Applicable to Common Stock	$2,696	$2,524	$991	$2,259	$8,470

NET INCOME PER SHARE
Basic	$0.78	$0.72	$0.28	$0.64	$2.43
Diluted	0.76	0.71	0.28	0.63	2.38

SHARE PRICE
High	$40.56	$35.95	$36.50	$39.69	$40.56
Low	32.92	33.31	33.35	34.32	32.92
Close	39.69	33.93	35.32	34.60	39.69

STOCK REPURCHASE PROGRAM (a)
Aggregate Repurchases	$1,000.0	$500.0	$593.7	$1,315.6	$3,409.3
Common Shares Repurchased	26.3	14.4	16.8	36.0	93.5
Average Purchase Price	$38.05	$34.61	$35.32	$36.57	$36.46

CAPITAL RATIOS
Tier 1 Capital	$72,474	$70,745	$69,782	$69,435
Total Capital	102,437	98,254	96,089	96,378
Risk-Weighted Assets	850,643	866,289	850,241	811,822
Adjusted Average Assets	1,152,546	1,143,449	1,123,609	1,110,058
Tier 1 Capital Ratio	8.5%	8.2%	8.2%	8.6%
Total Capital Ratio	12.0	11.3	11.3	11.9
Tier 1 Leverage Ratio	6.3	6.2	6.2	6.3

INTANGIBLE ASSETS
Goodwill	$43,621	$43,555	$43,537	$43,440
Mortgage Servicing Rights	6,452	6,057	5,026	5,663
Purchased Credit Card Relationships	3,275	3,352	3,528	3,703
All Other Intangibles	4,832	5,139	5,319	5,514

Total Intangibles	$58,180	$58,103	$57,410	$58,320

(a)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other and other centrally managed expenses.
Managed Basis: Includes reclassifications related to credit card securitizations and taxable equivalents as described below. Management uses certain non-GAAP financial measures at the business segment level because it believes these non-GAAP financial measures provide information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitate a comparison of the business segment with the performance of competitors.
Credit Card Securitizations: In the case of Card Services, managed basis excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as interest income, certain fee revenue, recoveries in excess of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are all reclassified into credit card income.
Tax-Equivalent Basis: Noninterest revenue and net interest income for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits are presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
NA: Data is not applicable for the period presented.
NM: Not meaningful
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Represents Trading revenue, primarily in the Investment Bank, plus private equity gains (losses), primarily in the Private Equity business in Corporate.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Production income includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Mortgage servicing income
a) Servicing revenue represents all gross income earned from servicing third party mortgage loans including stated service fee, excess service fees, late fees, and other ancillary fees. Also includes income associated with the servicing of subprime mortgages.
b) Changes in MSR asset fair value due to:
—inputs or assumptions in the model includes rates and other market based factors. Also includes updates to assumptions used in the MSR valuation process and changes in the value of servicing assets associated with subprime loans.
  —other changes in fair value includes any factors other than those noted in the definition above. The single largest component of this line item is the change in MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense under SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a replacement of FASB Statement No. 125. Includes the results of both prime and subprime servicing assets.
—derivative valuation adjustments and other represents fair value adjustments to the derivatives and other instruments used to hedge the MSR asset.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS ARE COMPRISED OF THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent negotiated transactions (“CNT”) — Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, portfolio purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
COMMERCIAL BANKING REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include Term loans, Revolving lines of credit, Bridge financing, Asset-backed structures, and Leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, Lockbox, Disbursement and reconciliation services, Check deposits, Other check and currency-related services, Trade finance and logistics solutions, Commercial card, and Deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through Loan syndications, Investment-grade debt, Asset-backed securities, Private placements, High-yield bonds, Equity underwriting, Advisory, Interest rate derivatives, and Foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
2. IB revenues, gross — Represents 100% of investment banking product revenue related to Commercial Bank customers that is shared between the Commercial and Investment Banks.

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
Asset & Wealth Management
AWM’S CLIENT SEGMENTS ARE COMPRISED OF THE FOLLOWING:
1. Institutional serves large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers these institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.
2. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.
3. Retail provides customers worldwide with investment management services and retirement planning and administration through third-party and direct distribution channels.
4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.